PROSPECTUS SUPPLEMENT
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company
Separate Account VL II of Talcott Resolution Life and Annuity Insurance Company

Supplement dated May 24, 2022,
to
Prospectuses dated May 1, 2022,
for
Hartford Leaders VUL LegacyTM, Stag Accumulator® Variable Universal Life,
Stag Protector® Variable Universal Life, and Stag Variable Life Artisan Policies

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Policy, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

The Templeton Foreign VIP Fund (Class 2) and the Templeton Growth VIP Fund (“the Funds”) have restated expenses. The Fund rows in APPENDIX A: Funds Available Under the Policy are hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
Global/International	Templeton Foreign VIP Fund (Class 2) - Templeton Investment Counsel, LLC	1.06%^	4.16%	2.71%	4.00%

Large-Cap Value	Templeton Growth VIP Fund (Class 2) - Templeton Global Advisors Limited	1.12%^	4.87%	5.21%	7.36%

^ The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP168
HLP-201, HLP-202, HLP-203, HLP-204, HLP-205, HLP-206